Equitable Financial Life Insurance Company of America

Equitable Financial Life Insurance Company

Supplement dated October 10, 2025, to the prospectus dated May 1, 2025, for:

•	COIL Institutional Series® (Series 162) - Equitable Financial Life Insurance Company Only
•	VUL Optimizer® (Series 160)
•	VUL Optimizer® (Series 166)
•	VUL Incentive Life Protect®

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding changes to the Prospectus.

Market Stabilizer Option® II will be available for sale in Massachusetts and New Jersey for applications signed on or after October 25, 2025.

Catalog No. 800249 (10/25)
COIL IS (Series 162), VUL Optimizer (Series 160), VUL Optimizer (Series 166), VUL Incentive Life Protect New Biz	#785426